Fourth Quarter & Full Year 2021 Financial Results February 15, 2022

Forward-Looking Statements Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “believe,” “future,” “could,” “should,” “plan,” “aim,” and other similar expressions. These forward-looking statements include, but are not limited to, statements regarding anticipated financial performance and financial position, including our financial outlook for the first quarter and full year 2022 and other statements that are not historical facts. These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including, but not limited to, the following: our inability to sustain our rapid growth; failure to manage our infrastructure to support our future growth; our risk management efforts not being effective to prevent fraudulent activities; inability to attract new customers or convert trial customers into paying customers; inability to introduce new features or services successfully or to enhance our solutions; declines in customer renewals or failure to convince customers to broaden their use of solutions; inability to achieve or sustain profitability; failure to adapt and respond effectively to rapidly changing technology, evolving industry standards and regulations and changing business needs, requirements or preferences; real or perceived errors, failures or bugs in our solutions; intense competition; lack of success in establishing, growing or maintaining strategic partnerships; fluctuations in quarterly operating results; future acquisitions and investments diverting management’s attention and difficulties associated with integrating such acquired businesses; concentration of revenue in our InvoiceCloud and SimplePractice solutions; the COVID-19 pandemic and its impact on our employees, customers, partners, clients and other key stakeholders; legal and regulatory risks; and technology and intellectual property-related risks, among others. Other important risk factors that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition are discussed in Item 1A of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, as updated by our future filings with the Securities and Exchange Commission (“SEC”). Such statements are based on the Company’s beliefs and assumptions and on information currently available to the Company. The Company disclaims any obligation to publicly update or revise any such forward-looking statements as a result of developments occurring after the date of this document except as required by law.

EngageSmart Overview

Scaled SaaS Solutions with integrated payments Q4’21 Transactions & Customers 31.2M & 83K Q4’21 Annualized Revenue1 $246M High growth with significant runway 37% TAM $28B Efficient model drives profitable growth 77.8% 10.2% Q4’21 YoY Revenue Growth Q4‘21 Adjusted Gross Margin2 Q4‘21 Adjusted EBITDA Margin2 Unless noted, figures shown are based on Q4’21.  1 Annualized Revenue is an approximation of total revenue for the full year based on the current quarter. 2 For a reconciliation of GAAP to Non-GAAP metrics, refer to the Appendix. EngageSmart at a Glance

Consumer expectations Intuitive, frictionless, and personalized digital experiences Vertical specialization Increasing vertical and sub vertical-specific software needs Electronic payments Ongoing shift to electronic payment methods Digital transformation Accelerating adoption of modern digital technologies Businesses Need Better Digital Solutions Businesses are moving from legacy systems and processes to automation and self-service capabilities

$10B SMB Wellness $18B Enterprise Giving Healthcare Government, Utilities & Financial Services Source: Bureau of Labor Statistics; Aite Group. SMB TAM is derived by taking the total number of health and wellness practitioners addressed by our SimplePractice solution using data from the Bureau of Labor Statistics and multiplying by the total spend opportunity per customer based on the current prevailing market price; Enterprise TAM is derived by taking the total number of bills per year in the United States, as estimated by Aite Group, and multiplying by our average revenue per transaction. Benefitting from strong tailwinds – Underpenetrated markets Strong, non-cyclical growth dynamics Large whitespace of SMBs & Enterprises Growing usage of software & payments technology – – – A $28B Market Revenue Opportunity We serve verticals with legacy systems and practices that result in inefficiencies and low digital adoption

Customer engagement applications End-to-end business management software Billing & payment solutions Our SaaS Solutions Help Customers with Self-service Enablement Vertically-tailored, integrated software

All solutions enable our customers to: Practice management software Non-profit and corporate fundraising Patient engagement and payment platform Giving Enterprise Healthcare Create a two-way digital dialog driving self-service Increase time available to focus on their business Simplify customer engagement Securely process payments Purpose built for each vertical – – – – – SMB Organic word of mouth / digital / SEO sales model We are the System of Record / EHR – – Enterprise Direct sales partner-enabled model – We integrate with the System of Record / CIS – Simplifying bill presentation and payments across multiple bill types Government, Utilities & Financial Services SMB How We Approach The Market Opportunity Wellness

SMB

Notes Claim Filing Treatment Planning Paperless Intakes AutoPay Credit Card Processing Online Booking Calendar Sync Appointment Reminders The Client Portal Secure Messaging Telehealth CLIENT COMMUNICATION SCHEDULING BILLING DOCUMENTATION 80K $124M Q4’21 Annualized Revenue2 SMB Customers1 1 Number of Customers as of 12/31/21. 2 Annualized Revenue is an approximation of total SMB revenue for the full year based on the current quarter. SimplePractice Is an End-to-end Practice Management Solution

Grow the practice Pre-licensed Start a private practice Our Ecosystem of Products Covers a Practitioner’s Career Journey

The Monarch Marketplace The future of Wellness is Monarch Robust platform that extends beyond practice management Reinventing how practitioners connect with clients and each other Data enables 3rd party partners to better serve clients – – – Redefining how health and wellness providers connect with patients

“Using SimplePractice has made it easy to take care of billing. And it's all in one platform so I can focus on working with my patients.” - Dr. Melissa Brown “There's a widget that we can put on our website so clients can look at our calendars, schedule directly through that, and fill out all the paperwork before we even had any conversation with them. SimplePractice smoothes the process of us scheduling client appointments. “When I finish with clients, I flip open my laptop, I log on to SimplePractice real quick, and I write my notes in 5 or 10 minutes at the most.” Paperless Intake Client Communication Documentation Scheduling Billing “I'm very fancy over here. I have a paperless practice, so everything will come via email.’ They love it. I can't tell you how many times people will say ‘I love this client portal.” - James Guay, LMFT - Katie Malinski, LCSW-S - Dr. Nikki Rubin Treatment Planning Notes Client Portal Telehealth Secure Messaging Online Booking Calendar Sync Appointment Reminders AutoPay Claim Filing Credit Card Processing Exceptional Client Feedback

Competitive Landscape Marketplace solutions Continuing education Professional websites Practice management Key differentiators Complete ecosystem Fully integrated, end-to-end platform Product leadership Seamless access to nationwide network – – – – A leading end-to-end platform replacing pen and paper and point solutions

Enterprise

Simplifying bill presentation and payments across multiple bill types Government, Utilities & Financial Services Non-profit and corporate fundraising Giving Patient engagement and payment platform Healthcare 3,100+ Enterprise Customers1 $122M Q4‘21 Annualized Revenue 2 1 Number of Customers as of 12/31/21. 2 Annualized Revenue is an approximation of total Enterprise revenue for the full year based on the current quarter. Enterprise Vertical Engagement Applications with Integrated Payments

Biller Portal Communications management Cloud store And Cloud pay Email text notifications Automated reminders and notifications Full-feature guest checkout Omni-channel payment acceptance Payer enablement Deliver leading commerce capabilities – Improve client satisfaction – Drive digital adoption – Improve cash flow and visibility – Reduce operating costs – Increase payer retention – Biller enablement Omni-channel Customer Engagement Drives Digital Adoption Enables frictionless interactions between billers and payers, driving digital adoption and payments Our solutions enable our customers to:

Extensive Partnership & Integration Ecosystem Is Key to Our Mutual Success Efficient go-to-market Direct client relationships with partner-assisted go-to-market model – Leverages partners for lead generation and selling support – Reduces time and cost barriers to implementation – Delivers richer payer experiences through real-time data access – 300+ unique integrations with our customers’ core systems create highly sticky offerings – 1 Harris’ logo is used under license from N. Harris Computer Corporation or one of its affiliates. 1 1 1 1 1 1 1 Partnerships and integrations accelerate new customer acquisition and increase stickiness

Competitive Landscape Key Differentiators Legacy and modern solution providers Financial institutions’ internal bill presentment and payment systems Strong digital adoption – True SaaS solution drives speed of innovation – Holistic customer engagement platform – Customer success with positive referencing – Extensive partner & integration ecosystem – Competitive differentiation driven by high digital adoption

Why We Win

+37% Annualized Revenue ($M)1 10.2% 1 Adjusted EBITDA is a non-GAAP metric; figure shown for H1 2021 03 Customer Focus 04 Product Leadership 05 Efficient Go-to-Market 02 Vertical Expertise 01 Superior Talent Strong organic growth with positive Adjusted EBITDA Adjusted EBITDA Margin 2,3 1 Annualized Revenue is an approximation of total revenue for the full year based on the current quarter.  2 For a reconciliation of GAAP to Non-GAAP metrics, refer to the Appendix. 3 For the three months ended December 31, 2021. Our playbook results in outsized organic growth with positive Adjusted EBITDA The EngageSmart Winning Playbook

Grow with existing customers Acquire new customers Build new products Expand into new verticals Pursue select strategic acquisitions With many opportunities ahead We’re Just Beginning

Fourth Quarter & Full Year Financial Results

Number of Customers (in thousands) Growth due to success in core markets, expansion of our product offerings and new vertical expansion Transactions Processed (M) +22.6 Q4’20 Q4’21 +9.1 FY’20 FY’21 +32.0 Number of Customers & Transactions Processed Q4’20 Q4’21

+55% Revenue Growth Consolidated Full Year Revenue: $216.3M, up 48% YoY Enterprise Revenue ($, M) Q4’20 Q4’21 Q4’20 Q4’21 +23% FY’20 FY’21 +28% FY’20 FY’21 +74% SMB Revenue ($, M)

SMB Enterprise Q4’21 $, in millions Q4’20 $, in millions YoY Growth % Q4’21 $, in millions Q4’20 $, in millions YoY Growth % Transaction and usage-based $9.5 $5.6 68% $28.2 $22.0 28% Subscription $21.2 $14.3 48% $2.0 $1.8 9% Other $0.3 $0.1 181% $0.3 $1.1 (68%) Total Revenue $31.1 $20.1 55% $30.6 $24.9 23% Fourth Quarter Revenue Breakdown Revenue Breakdown by Type and Segment 1 Tables may not foot due to rounding.

SMB Enterprise FY’21 $, in millions FY’20 $, in millions YoY Growth % FY’21 $, in millions FY’20 $, in millions YoY Growth % Transaction and usage-based $33.4 $18.0 86% $97.8 $74.4 31% Subscription $74.2 $44.3 68% $7.6 $7.0 10% Other $1.1 $0.3 234% $2.2 $2.6 (17%) Total Revenue $108.7 $62.6 74% $107.5 $83.9 28% Full Year Revenue Breakdown Revenue Breakdown by Type and Segment 1 Tables may not foot due to rounding.

Q4’21 $, in millions Q4’ 21 % of Revenue1 FY’21 $, in millions FY’ 21 % of Revenue1 Adjusted Gross Profit $48.0 77.8% $167.9 77.6% Non-GAAP Sales & Marketing $21.5 34.9% $71.6 33.1% Non-GAAP Research & Development $9.3 15.1% $33.0 15.2% Non-GAAP General & Administrative $11.5 18.7% $35.2 16.2% Adjusted EBITDA $6.3 10.2% $30.6 14.2% 1 Metrics are expressed as a percentage of revenue plus the fair value adjustment of deferred revenue. For a reconciliation of GAAP to Non-GAAP metrics, refer to the Appendix. Fourth Quarter & Full Year Expenses

2022 Outlook Revenue Adjusted EBITDA1 FY’22 Outlook $280.0M - $285.0M $29.0M - $31.0M Q1’22 Outlook $61.0M - $62.5M $5.4M - $6.2M As of February 15, 2022 1 A reconciliation of Adjusted EBITDA guidance to net (loss) income on a forward-looking basis cannot be provided without unreasonable efforts, as we are unable to provide reconciling information with respect to interest expense, net, provision for (benefit from) income taxes, depreciation, amortization of intangible assets, transaction-related expenses, fair value adjustment of acquired deferred revenue, stock-based compensation, and restructuring charges, all of which are adjustments to Adjusted EBITDA.

Appendix

Non-GAAP Financial Measures This presentation includes certain performance metrics and financial measures not based on GAAP, including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, Non-GAAP Operating Expenses, and Free Cash Flow, as well as key business metrics, including total Number of Customers and total Transactions Processed. Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, Non-GAAP Operating Expenses, and Free Cash Flow are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP and should not be considered as an alternative to net (loss) income, gross profit, operating expenses, net cash provided by operating activities or any other performance measure derived in accordance with GAAP. We define Adjusted EBITDA as net (loss) income excluding interest expense, net; provision for (benefit from) income taxes; depreciation; and amortization of intangible assets, as further adjusted for transaction-related expenses, fair value adjustment of acquired deferred revenue, stock/equity-based compensation, and restructuring (reversal) charges. We define Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue plus the fair value adjustment of acquired deferred revenue. We define Adjusted Gross Profit as gross profit as adjusted for the fair value adjustment of acquired deferred revenue, amortization of intangible assets, stock/equity-based compensation, and transaction-related expenses. We define Adjusted Gross Margin as Adjusted Gross Profit divided by revenue plus the fair value adjustment of acquired deferred revenue. We define Non-GAAP Operating Expenses as GAAP operating expenses excluding stock/equity-based compensation and transaction-related expenses. We define Non-GAAP Operating Expenses as a percentage of revenue as Non-GAAP Operating Expenses divided by revenue plus the fair value adjustment of acquired deferred revenue. We define Free Cash Flow as net cash provided by operating activities less purchases of property and equipment, including costs capitalized for development of internal-use software.  We define Number of Customers as individuals or entities with whom we directly contract to use our solutions.  We define Transactions Processed as the number of accepted payment transactions, such as credit card and debit card transactions, automated clearing house (“ACH”) payments, emerging electronic payments, other communication, text messaging and interactive voice response transactions, and other payment transaction types, which are facilitated through our platform during a given period. We believe Transactions Processed is a key business metric for investors because it directly correlates with transaction and usage-based revenue. We use Transactions Processed to evaluate changes in transaction and usage-based revenue over time. We calculate our dollar-based net retention rate at the end of a given period by using (a) the revenue from all customers during the twelve months ending one year prior to such period as the denominator and (b) the revenue from all remaining customers during the twelve months ending as of the end of such period minus the revenue from all customers who are new customers during those twelve months as the numerator. We define new customers as customers with whom we have generated less than twelve months of revenue. Acquired businesses are reflected in our dollar-based net retention rate beginning one year following the date of acquisition.  We caution investors that amounts presented in accordance with our definitions of Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, Non-GAAP Operating Expenses, and Free Cash Flow may not be comparable to similar measures disclosed by our competitors because not all companies and analysts calculate these non-GAAP financial measures in the same manner. We present these non-GAAP financial measures because we consider these metrics to be important supplemental measures of our performance and believe they are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. Management believes that investors’ understanding of our performance is enhanced by including these non-GAAP financial measures as a reasonable basis for comparing our ongoing results of operations. Non-GAAP financial measures assist management in assessing operating performance by removing the impact of items not directly resulting from our core operations, to present operating results on a consistent basis. Management uses these non-GAAP financial measures for planning purposes, including the preparation of our internal annual operating budget and financial projections; to evaluate the performance and effectiveness of our operational strategies; and to evaluate our capacity to expand our business. These non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as an alternative to, or a substitute for net (loss) income, gross profit, operating expenses, net cash provided by operating activities, or other financial statement data presented in accordance with GAAP in our consolidated financial statements.

Adjusted EBITDA Reconciliation     Three Months Ended December 31,   Twelve Months Ended December 31,     2021   2020   2021   2020     (in thousands, except percentages) Net (loss) income   $ (947)   $ 180   $ (8,965)   $ (6,678) Net (loss) income margin (1.5)% 0.4% (4.1)% (4.6)% Adjustments:                 Provision for (benefit from) income taxes   1   292   (622)   (2,626) Interest expense, net   127   2,405   8,213   9,903 Amortization of intangible assets   3,901   3,900   15,602   15,523 Depreciation   669   412   2,588   1,288 Fair value adjustment of acquired deferred revenue   58   99   180   543 Stock/equity-based compensation   2,305   169   9,468   641 Restructuring (reversal) charges   -   -   (241)   2,434 Transaction-related expense   176   377   4,422   1,011 Adjusted EBITDA   $ 6,290   $ 7,834   $ 30,645   $ 22,039 Adjusted EBITDA Margin   10.2%   17.4%   14.2%   15.0%

Adjusted Gross Profit Reconciliation     Three Months Ended December 31,   Twelve Months Ended December 31,     2021   2020   2021   2020     (in thousands, except percentages) Gross profit   $ 46,229   $ 33,791   $ 161,158   $ 108,964 Gross margin   75.0%   75.1%   74.5%   74.3% Adjustments:                 Fair value adjustment of acquired deferred revenue   58   99   180   543 Amortization of intangible assets   1,539   1,538   6,154   6,133 Stock/equity-based compensation   87   3   247   14 Transaction-related expense   75   43   156   142 Adjusted Gross Profit   $ 47,988   $ 35,474   $ 167,895   $ 115,796 Adjusted Gross Margin   77.8%   78.7%   77.6%   78.7%

    Three Months Ended December 31,   Twelve Months Ended December 31,     2021   2020   2021   2020     (in thousands) General and administrative expenses   $ 13,543   $ 8,813   $ 45,533   $ 26,866 General and administrative as a percentage of revenue 22.0% 19.6% 21.1% 18.3% Less:                 Stock/equity-based compensation   (1,878)   (135)   (8,070)   (519) Transaction-related expense   (143)   (77)   (2,306)   (612) Non-GAAP general and administrative expenses   $ 11,522   $ 8,601   $ 35,157   $ 25,735 Non-GAAP general and administrative as a percentage of revenue 18.7% 19.1% 16.2% 17.5%                   Selling and marketing expenses   $ 21,744   $ 13,713   $ 72,968   $ 48,581 Selling and marketing as a percentage of revenue 35.3% 30.5% 33.7% 33.1% Less:                 Stock/equity-based compensation   (244)   (21)   (813)   (81) Transaction-related expense   -   —   (603)   — Non-GAAP selling and marketing expenses   $ 21,500   $ 13,692   $ 71,552   $ 48,500 Non-GAAP selling and marketing as a percentage of revenue 34.9% 30.4% 33.1% 33.0%                   Research and development   $ 9,435   $ 5,723   $ 33,382   $ 20,788 Research and development as a percentage of revenue 15.3% 12.7% 15.4% 14.2% Less:                 Stock/equity-based compensation   (96)   (10)   (338)   (27) Transaction-related expense   (25)   —   (55)   — Non-GAAP research and development expenses   $ 9,314   $ 5,713   $ 32,989   $ 20,761 Non-GAAP research and development as a percentage of revenue 15.1% 12.7% 15.2% 14.1% Non-GAAP Operating Expenses Reconciliation